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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 31, 2005
                Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


                            MASSACHUSETTS               04-2762050
                            (State or Other              (I.R.S.
                            Jurisdiction of              Employer
                            Incorporation or             Identification
                             Organization)                  No.)


                              526 Boston Post                01778
                            Road, Wayland, MA
                          (Address of Principal           (Zip Code)
                            Executive Offices)

                                 (508) 358-4422
                (Registrant's Telephone No., including Area Code)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 2.02.  Results of Operations and Financial Condition.

         On May 31, 2005, National Dentex Corporation issued a press release announcing its results of operations for the first fiscal quarter of 2005 ended March 31, 2005. The press release is attached hereto as
         Exhibit 99.1 and incorporated herein by reference.

         The information under Item 2.02 of this Form 8-K, including the exhibit, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


         Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

         As previously reported on National Dentex's Current Report on Form 8-K filed with the SEC on May 24, 2005, National Dentex was notified by Nasdaq on May 18, 2005 that its securities were subject to delisting owing to its failure to timely file its Quarterly Report on Form 10-Q for the first fiscal quarter ended March 31, 2005 by the due date of May 10, 2005.

         Today, June 6, 2005, National Dentex filed the delinquent Report on Form 10-Q, bringing it current in all of its Securities and Exchange Commission periodic filings.

         National Dentex' inability to file the Quarterly Report had stemmed from its delay in filing its Annual Report on Form 10-K for fiscal 2004, which delay had been the subject of a prior delinquency notice from Nasdaq and a Nasdaq listing qualifications panel hearing held on May 5, 2005. National Dentex had filed the delinquent Annual Report on May 24, 2005.

         With today's filing of the Quarterly Report, National Dentex believes that it has regained compliance with Nasdaq's continued listing standards. Although no assurance can be given, National Dentex intends to seek such a determination from Nasdaq. In the meantime, and pending any further notification from or action by Nasdaq, the fifth character "E" will continue to be appended to its trading symbol and its trading symbol will continue to be "NADXE".

         Item 9.01  Financial Statements and Exhibits

                  (c) Exhibits

         99.1     Press release of National Dentex Corporation dated May 31,
                  2005.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  NATIONAL DENTEX CORPORATION
                                  (Registrant)




         June 6, 2005
         .........                         /s/  Richard F. Becker, Jr.

                                  By:...........................................
                                     Richard F. Becker, Jr.
                                     Vice President, Treasurer and Chief
                                     Financial Officer

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

                                  Exhibit Index


         99.1     Press release of National Dentex Corporation dated May 31,
                  2005.


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